UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 6, 2006
                                               _______________________________



                     Abington Community Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



       Pennsylvania                       000-51077                02-0724068
______________________________________________________________________________
(State or other jurisdiction       (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



180 Old York Road, Jenkintown, Pennsylvania                          19046
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (215) 886-8280
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          ------------

     On February 6, 2006, Abington Community Bancorp, Inc. (the "Company") issued a press release (the "Press Release") announcing the adoption of a Dividend Reinvestment and Stock Purchase Plan (the "Plan") open to shareholders of record of the Company.

     The Plan allows Company shareholders to increase their investment in the Company by permitting shareholders to automatically reinvest cash dividends, and make optional cash contributions, to purchase additional shares of Company common stock without incurring any brokerage commissions or administrative fees.

     A description of the Dividend Reinvestment and Stock Purchase Plan, together with enrollment information, is being mailed to registered shareholders and also may be obtained from the Company's transfer agent, Registrar and Transfer Company at 1-800-368-5948.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:

     Exhibit No.    Description
     ----------     -------------------------------------------

     99.1           Press Release, dated February 6, 2006














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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ABINGTON COMMUNITY BANCORP, INC.


                              By:  /s/ Frank Kovalcheck
                                  --------------------------------------
                                  Name:   Frank Kovalcheck
                                  Title:  Senior Vice President
Date:  February 8, 2006































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                         EXHIBIT INDEX

     Exhibit No.    Description
     ----------     ----------------------------------------

     99.1           Press release, dated February 6, 2006